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                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): July 15, 1997


                     NATIONSBANK AUTO OWNER TRUST 1996-A
                     -----------------------------------
             (Exact name of registrant as specified in its charter)


          United States
            of America             333-03557-01        56-6486468
            ----------             ------------        ----------
          (State or other          (Commission File    (IRS employer
          Jurisdiction of)         Number)             Identification No.)
          Incorporation


                        NationsBank Auto Owner Trust 1996-A
                               Transamerica Square
                                 NC1-021-03-07
                             401 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                    (Address of principal executive offices)
                    ----------------------------------------

  Registrant's telephone number including area code:  (704) 386-5000


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Item 5.      Other Events
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        The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits

(c)     Exhibits

99             Monthly Servicer's Certificate for NationsBank, N.A.
               NationsBank Auto Trust 1996-A

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      NATIONSBANK AUTO OWNER TRUST 1996-A
                      -----------------------------------
                                   (Registrant)


Dated:                             By:\s\ Leslie J. Fitzpatrick
                                      -------------------------
                                   Name:     Leslie J. Fitzpatrick
                                   Title:    Senior Vice President
                                   (Duly Authorized Officer)

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number                        Exhibit
------                        -------

99        Monthly Servicer's Certificate for NationsBank, N.A.
          NationsBank Auto Trust 1996-A